PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN
AFFILIATE
To be used for compliance with Rule 10f-3
and/or Rule 23B
Note:  Refer to page 3 of the policy if the
investment unit will purchase more than 5%
of the overall principal of this issue.
1. Account/Fund Name: Premier Limited Term
Income Fund
2. Anticipated Purchase Date: 1/8/2002
3. Total Net Assets of Account/Fund: $199,017,000
4. Type and Description of Security to be Purchased:
Corporate Bond/Credit Suisse First Boston USA/ 6.5%/
Maturity 1/15/2012
5. Credit Rating of Security
Rating/Rating Agency): Aa3/ Moody's     AA-/S&P
6. Name of Underwriting Syndicate Dealer Effecting
Transaction: First Boston
7. Name of Affiliated Underwriter in Underwriting
Syndicate:
Mellon Financial Markets
8. Issue Size: $2,000,000
9. CUSIP: 22541LAC7
10. Amount Purchased by Account/Fund:  $200,000
11. Percentage of Principal Amount of Offering
Purchased
by Account/Fund:  .1%
12. Amount Purchased as a Percentage of
Account/Fund Assets:  .09%
13. Purchase Price of Securities
(if at par, so state):  $99.4910
14. Commission/Spread Received by
Principal Underwriters:  .75%

REPRESENTATIONS (Must Be Confirmed Or Trade
Can Not Be Made)

This transaction complies with all applicable provisions of the Policy For Fiduciary Account
Purchases Of Securities Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

_/S/Dawn Guffey          	1/29/02
Portfolio Manager
Date/Time		CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management (151-0960)
Legal Department Representative (For Affiliated
Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN
AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
Note: Refer to page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name:  Dreyfus Bond Market
Index Fund
2. Anticipated Purchase Date:  5/23/2002
3. Total Net Assets of Account/Fund:  $275,656,000
4. Type and Description of Security to be Purchased:
Corporate/Marathon Oil/5.375%/Maturity 6/1/2007
5. Credit Rating of Security (Rating/Rating Agency):
Baa1/Moody's   BBB+/S&P
6. Name of Underwriting Syndicate Dealer Effecting
Transaction: Salomon Smith Barney
7. Name of Affiliated Underwriter in Underwriting
Syndicate:  Mellon Financial Markets
8. Issue Size:  $450,000,000
9. CUSIP: 565849AC0
10. Amount Purchased by Account/Fund:  $200,000
11. Percentage of Principal Amount of Offering
Purchased by Account/Fund: 4.44%
12. Amount Purchased as a Percentage of
Account/Fund Assets:  .0722%
13. Purchase Price of Securities
(if at par, so state):  $99.5410
14. Commission/Spread Received by
Principal Underwriters::  1.20%

REPRESENTATIONS (Must Be Confirmed Or Trade
Can Not Be Made)

This transaction complies with all
applicable provisions of the Policy For
Fiduciary Account Purchases Of Securities
Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

_/S/Dawn Guffey          	1/29/02_
Portfolio Manager
Date/Time		CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management (151-0960)
Legal Department Representative
(For Affiliated Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
To be used for compliance with Rule 10f-3 and/or Rule 23B
Note: Refer to page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name:  Premier Limited
Term Income Fund
2. Anticipated Purchase Date  5/23/2002
3. Total Net Assets of Account/Fund:  $53,812,000
4. Type and Description of Security to be
Purchased:  Corporate/Marathon
Oil/5.375%/Maturity 6/1/2007
5. Credit Rating of Security (Rating/Rating Agency):
Baa1/Moody's   BBB+/S&P
6. Name of Underwriting Syndicate Dealer Effecting
Transaction: Salomon Smith Barney
7. Name of Affiliated Underwriter in Underwriting
Syndicate:  Mellon Financial Markets
8. Issue Size: $450,000,000
9. CUSIP: 565849AC0
10. Amount Purchased by Account/Fund:  $50,000
11. Percentage of Principal Amount of Offering
Purchased by Account/Fund:  1.11%
12. Amount Purchased as a Percentage of
Account/Fund Assets:  .092%
13. Purchase Price of Securities
(if at par, so state):  $99.5410
15. Commission/Spread Received by
Principal Underwriters:  1.20%

REPRESENTATIONS
(Must Be Confirmed Or Trade Can Not Be Made)

This transaction complies with all applicable provisions of the Policy For Fiduciary Account
Purchases Of Securities Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior
to the end of the first day on which
any sales are made, at a price that
will not be more than the price paid
by each other purchaser of the
securities in that offering or
any concurrent offering of the
securities.  If the securities
are offered for subscription
upon exercise of rights, the
securities will be purchased
on or before the fourth day preceding
the day on which the rights offering
terminated.

_/S/Dawn Guffey          	1/29/02
Portfolio Manager
Date/Time		CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management
(151-0960)
Legal Department Representative
(For Affiliated Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
To be used for compliance with
Rule 10f-3 and/or Rule 23B
Note:  Refer to page 3 of the
policy if the investment unit
will purchase more than 5% of the
overall principal of this issue.
Account/Fund Name:  Premier
Limited Term Income Fund
Anticipated Purchase
Date  1/29/2002

Total Net Assets of
2. Account/Fund:  $503,497,000
3. Type and Description of Security to be
4. Purchased:
5. Corporate/Wells Fargo/5.125%/Maturity 2/15/2007
1. Credit Rating of Security (Rating/Rating Agency):
2.  Aa2/Moody's   A+/S&P
6. Name of Underwriting Syndicate Dealer
Effecting Transaction: Bear Stearns
7. Name of Affiliated Underwriter in U
nderwriting Syndicate:  Mellon Financial Markets
8. Issue Size: $1,500,000
9. CUSIP: 949746CH2
10. Amount Purchased by Account/Fund:  $500,000
11. Percentage of Principal Amount of Offering
Purchased by Account/Fund:  .33%
12. Amount Purchased as a Percentage of
Account/Fund Assets:  .099%
13. Purchase Price of Securities (
if at par, so state):  $99.9670
14. Commission/Spread Received by Principal Underwriters:  7.90%

REPRESENTATIONS (Must Be Confirmed Or Trade Can Not Be Made)

This transaction complies with all applicable provisions of the Policy For Fiduciary Account
Purchases Of Securities Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indire
ct affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets,
I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

_/S/Dawn Guffey          	1/29/02
Portfolio Manager               	Date/Time
CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management (151-0960)
Legal Department Representative (For Affiliated
Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only



PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
To be used for compliance with Rule 10f-3 and/or Rule 23B
Note: Refer to page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name:   Premier Limited
Term Income Fund
2. Anticipated Purchase Date:   03/31/2003
3. Total Net Assets of Account/Fund:   $72,504,571.16
3. Type and Description of Security to be
4. Purchased:   Florida Power and
Light, Corporate
5. Credit Rating of Security
(Rating/Rating Agency):   AA3/Moody's
6. Name of Underwriting Syndicate Dealer
Effecting Transaction:   Wachovia Securities, Inc.
7. Name of Affiliated Underwriter in
Underwriting Syndicate:
Mellon Financial Markets Inc.
8. Issue Size:   $500,000,000
9. CUSIP:   341081EQ6
10. Amount Purchased by Account/Fund:   50,000
11. Percentage of Principal Amount of Offering
Purchased by Account/Fund:   .01%
12. Amount Purchased as a Percentage of
Account/Fund Assets:   .06803%
13. Purchase Price of Securities
(if at par, so state):   99.58
14. Commission/Spread Received by Principal
Underwriters:   $8.75

REPRESENTATIONS (Must Be Confirmed Or
Trade Can Not Be Made)

This transaction complies with all applicable provisions of the Policy For Fiduciary Account
Purchases Of Securities Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or
 profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

/S/Chris Pellegrino            3/31/03          	_
Portfolio Manager
Date/Time		CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management (151-0960)
Legal Department Representative (For Affiliated
Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
To be used for compliance with Rule 10f-3 and/or Rule 23B
Note: Refer to page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name:   Dreyfus Bond Market Index Fund
2. Anticipated Purchase Date:   03/31/2003
3. Total Net Assets of Account/Fund:   $221,035,181.30
4. Type and Description of Security to be Purchased:
   Florida Power and Light, Corporate
5. Credit Rating of Security
(Rating/Rating Agency):   AA3/Moody's
6. Name of Underwriting Syndicate Dealer
Effecting Transaction:   Wachovia Securities Inc.
7.Name of Affiliated Underwriter in
Underwriting Syndicate:   Mellon Financial Markets Inc.
8. Issue Size:   $500,000,000
9. CUSIP:   341081EQ6
10. Amount Purchased by Account/Fund:   250,000
11. Percentage of Principal Amount of Offering
Purchased by Account/Fund:   .05%
12. Amount Purchased as a Percentage of
Account/Fund Assets:   .11073%
13. Purchase Price of Securities
(if at par, so state):   99.58
14. Commission/Spread Received by Principal
Underwriters:   $8.75

REPRESENTATIONS (Must Be Confirmed Or Trade
Can Not Be Made)

This transaction complies with all applicable provisions of the Policy For Fiduciary Account
Purchases Of Securities Underwritten By An Affiliate.

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities.
 If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

/S/Chris Pellegrino            3/31/03          	_
Portfolio Manager
Date/Time		CIO/Designate	Date/Time

cc:  Regina D. Stover, Risk Management (151-0960)
Legal Department Representative (For Affiliated
Mutual Fund Purchases Only)
Michael Rosenberg for Dreyfus Funds Only

FRM 101-21
EXHIBIT C